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                                        SMITH BARNEY

                                        A member of TravelersGroup[LOGO]

                                        Managed
                                        Municipals
                                        Portfolio Inc.

                                        Common Stock

                                        388 Greenwich Street
                                        New York, New York 10013


                                        FD01205 9/98

--------------------------------------------------------------------------------
Prospectus                                                    September 28, 1998
--------------------------------------------------------------------------------


Managed Municipals Portfolio Inc.
388 Greenwich Street
New York, New York 10013
(800) 331-1710


      Managed Municipals Portfolio Inc. (the "Portfolio") is a non-diversified, closed-end management investment company that seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal. Under normal conditions, the Portfolio will, in seeking its investment objective, invest substantially all of its assets in long-term, investment grade obligations issued by state and local governments, political subdivisions, agencies and public authorities ("Municipal Obligations"). For a discussion of the risks associated with certain of the Portfolio's investments, see "Investment Objective and Policies."


      This Prospectus sets forth concisely the information about the Portfolio that a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information (the "SAI") dated September 28, 1998 containing additional information about the Portfolio has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the SAI may be obtained without charge by calling or writing to the Portfolio at the telephone number or address set forth above or by contacting a Salomon Smith Barney Financial Consultant.

      Salomon Smith Barney Inc. ("Salomon Smith Barney") currently intends to make a market in the Common Stock, although it is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of Salomon Smith Barney. The shares of Common Stock that may be offered from time to time pursuant to this Prospectus were issued and sold by the Portfolio in a public offering which commenced June 18, 1992, at a price of $12.00 per share. No assurance can be given as to the

Salomon Smith Barney Inc.                                  (Continued on page 2)

Mutual Management Corp.


Investment Manager and Administrator


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Prospectus                                                    September 28, 1998
--------------------------------------------------------------------------------


liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by Salomon Smith Barney. The Portfolio will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus.


      All dealers effecting transactions in the registered securities, whether or not participating in this distribution, may be required to deliver a Prospectus.

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Table of Contents
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Prospectus Summary                                                             4
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Portfolio Expenses                                                             7
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Financial Highlights                                                           8
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The Portfolio                                                                  9
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The Offering                                                                   9
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Use of Proceeds                                                                9
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Investment Objective and Policies                                              9
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Net Asset Value                                                               18
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Share Price Data                                                              18
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Taxation                                                                      19
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Management of the Portfolio                                                   20
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Dividends and Distributions; Dividend Reinvestment Plan                       22
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Certain Provisions of the Articles of Incorporation and
  Market Discount                                                             24
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Description of Common Stock                                                   26
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Custodian and Transfer Agent                                                  27
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Experts                                                                       27
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Further Information                                                           27
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Appendix A                                                                   A-1
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Appendix B                                                                   B-1
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                                                                               3
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Prospectus Summary
--------------------------------------------------------------------------------

      The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus and in the SAI.

The Portfolio The Portfolio is a non-diversified, closed-end management investment company. See "The Portfolio."

Investment Objective The Portfolio seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal. See "Investment Objective and Policies."

Tax-Exempt Income The Portfolio is intended to operate in such a manner that dividends paid by the Portfolio may be excluded by the Portfolio's shareholders from their gross incomes for federal income tax purposes. See "Investment Objective and Policies" and "Taxation."


Investments The Portfolio will invest substantially all of its assets in long-term investment grade Municipal Obligations. At least 80% of the Portfolio's total assets will be invested in securities rated investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch IBCA, Inc. ("Fitch") or another nationally-recognized rating agency ("NRSRO") (for example, rated no lower than Baa, MIG 3 or Prime-1 by Moody's, BBB, SP-2 or A-1 by S&P or BBB or F-1 by Fitch). Up to 20% of the Portfolio's total assets may be invested in unrated securities that are deemed by the Portfolio's investment adviser to be of a quality comparable to investment grade. See "Investment Objective and Policies."

The Offering The Common Stock is listed for trading on the New York Stock Exchange, Inc. ("NYSE"). In addition, Salomon Smith Barney currently intends to make a market in the Common Stock. Salomon Smith Barney, however, is notobligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of Salomon Smith Barney.


Listing NYSE

Symbol MMU


Investment Manager Mutual Management Corp. (formerly known as Smith Barney Mutual Funds Management Inc.) ("MMC"), serves as the Portfolio's investment manager (the "Investment Manager"). The Investment Manager provides investment advisory and management services to investment companies affiliated with Salomon Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which is in turn a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). Subject to the supervision and direction of the Portfolio's Board of Directors, the Investment Manager manages the securities held by the Portfolio in accordance with the Portfolio's stated investment objective and policies, makes

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Prospectus Summary (continued)
--------------------------------------------------------------------------------


investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers. MMC acts as administrator of the Portfolio and in that capacity provides certain administrative services, including overseeing the Portfolio's non-investment operations and its relations with other service providers and providing executive and other officers to the Portfolio. The Portfolio pays the Investment Manager a fee ("Management Fee") for services provided to the Fund that is computed daily and paid monthly at the annual rate of 0.90% of the value of the Portfolio's average daily net assets. The Portfolio will bear other expenses and costs in connection with its operation in addition to the costs of investment management services. See "Management of the Portfolio -- Investment Manager."


Custodian PNC Bank, National Association ("PNC Bank") serves as the Portfolio's custodian. See "Custodian and Transfer Agent."

Transfer Agent First Data Investor Services Group, Inc. ("First Data"), serves as the Portfolio's transfer agent, dividend-paying agent and registrar. See "Custodian and Transfer Agent."

Dividends and Distributions The Portfolio expects to pay monthly dividends of net investment income (income other than net realized capital gains) and to distribute net realized capital gains, if any, annually. All dividends or distributions with respect to shares of Common Stock are reinvested automatically in additional shares through participation in the Portfolio's Dividend Reinvestment Plan, unless a shareholder elects to receive cash. See "Dividends and Distributions; Dividend Reinvestment Plan."


Investment Objective and Policies The Portfolio will not purchase securities that are not rated in one of the highest four categories by any NRSRO at the time of purchase. Although obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be subject to greater risks than other higher rated investment grade securities. See "Investment Objective and Policies."


      The Portfolio may invest up to 20% of its total assets in unrated securities that the Investment Manager determines to be of comparable quality to the securities rated investment grade in which the Portfolio may invest. Dealers may not maintain daily markets in unrated securities and retail secondary markets for many of them may not exist; this lack of markets may affect the Portfolio's ability to sell these securities when the Investment Manager deems it appropriate. The Portfolio has the right to invest without limitation in state and local obligations that are "private activity bonds," the income from which may be taxable as a specific preference item for purposes of the federal alternative minimum tax. Thus, the Portfolio may not be a suitable investment for investors who are subject to the alternative minimum tax. See "Investment Objective and Policies" and "Taxation."

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Prospectus Summary (continued)
--------------------------------------------------------------------------------

Risk Factors and Special Considerations Certain of the instruments held by the Portfolio, and certain of the investment techniques that the Portfolio may employ, might expose the Portfolio to special risks. The instruments presenting the Portfolio with risks are municipal leases, zero coupon securities, custodial receipts, municipal obligation components, floating and variable rate demand notes and bonds, and participation interests. Entering into securities transactions on a when-issued or delayed delivery basis, entering into repurchase agreements, lending portfolio securities, and engaging in financial futures and options transactions, are investment techniques involving risks to the Portfolio. As a non-diversified fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk than a diversified fund with respect to its holdings of securities. See "Investment Objective and Policies" and "Risk Factors and Special Considerations."

Management of the Portfolio The combined annual rate of fees paid by the Portfolio for advisory and administrative services, 0.90% of the value of the Portfolio's average daily net assets, is higher than the rates for similar services paid by other publicly offered, closed-end, management investment companies that have investment objectives and policies similar to those of the Portfolio. The Portfolio will bear, in addition to the costs of advisory and administrative services, other expenses and costs in connection with its operation. See "Management of the Portfolio."

      The Portfolio's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Portfolio and of depriving shareholders of an opportunity to sell their shares of Common Stock at a premium over prevailing market prices. See "Certain Provisions of the Articles of Incorporation and Market Discount."


6
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Portfolio Expenses
--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the various costs and expenses associated with investing in the Portfolio.


--------------------------------------------------------------------------------
Annual Expenses
    (as a percentage of net assets attributable to Common Stock)
    Management Fees* ...................................................  0.90%*
    Other Expenses** ...................................................  0.09%
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Total Annual Operating Expenses ........................................  0.99%
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*     On September 1, 1998, MMC instituted a voluntary waiver of a portion of its management fees in order to enable the Portfolio to increase its dividend yield. The waiver is a temporary measure and may be terminated at any time by MMC.
** "Annual Expenses," as shown above, are based upon amounts of expenses for the fiscal year ended May 31, 1998.


      Example

      An investor would directly or indirectly pay the following expenses on a $1,000 investment in the Portfolio, assuming a 5% annual return:


      One Year         Three Years        Five Years           Ten Years
--------------------------------------------------------------------------------
         $10               $32               $55                 $121
--------------------------------------------------------------------------------


      While the example assumes a 5% annual return, the Portfolio's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Portfolio's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividend Reinvestment Plan." This example should not be considered a representation of future expenses of the Portfolio and actual expenses may be greater or less than those shown.


                                                                               7
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Financial Highlights
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      The following information for the three years ended May 31, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors whose report thereon appears in the Portfolio's annual report dated May 31, 1998. The following information for the fiscal years ended May 31, 1993 through May 31, 1995 has been audited by other independent auditors. This information should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report, which is incorporated by reference into this Prospectus.

For a share of capital stock
outstanding throughout each period             1998         1997         1996         1995         1994         1993*
=========================================================================================================================
Net asset value, beginning of year            $11.90       $12.11       $12.55       $12.26       $13.00       $12.00
-------------------------------------------------------------------------------------------------------------------------
Income from operations:
  Net investment income                         0.54         0.67         0.67         0.72         0.67         0.63
  Net realized and unrealized gain (loss)       0.83         0.08        (0.35)        0.49        (0.23)        0.97
-------------------------------------------------------------------------------------------------------------------------
  Total Income from operations                  1.37         0.75         0.32         1.21         0.44         1.60
-------------------------------------------------------------------------------------------------------------------------
Offering Cost Charged to Paid-In Capital          --           --           --           --           --        (0.02)
-------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net investment income                        (0.61)       (0.66)       (0.75)       (0.67)       (0.67)       (0.55)
  Net realized gains                           (0.29)       (0.30)       (0.01)       (0.25)       (0.51)       (0.03)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                            (0.90)       (0.96)       (0.76)       (0.92)       (1.18)       (0.58)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $12.37       $11.90       $12.11       $12.55       $12.26       $13.00
-------------------------------------------------------------------------------------------------------------------------
Total Return Based on
Market Value                                    2.08%        7.89%        8.26%        8.40%        2.98%        7.02%++
-------------------------------------------------------------------------------------------------------------------------
Total Return, Based on
Net Asset Value**                              12.14%        6.59%        2.79%       10.96%        3.45%       13.58%++
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $428         $411         $418         $433         $423         $444
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Ratio of operating expenses to average
    net assets                                  0.99%        1.00%        1.00%        1.02%        1.00%        0.98%+
  Ratio of net investment income to
    average net assets                          4.35         5.56         5.35         5.97         5.15         5.48+
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           87%         113%          45%          93%          72%         169%
-------------------------------------------------------------------------------------------------------------------------
Market value, End of Year                     $11.00        11.63        11.69        11.50        11.50        12.25
=========================================================================================================================

*     For the period from June 26, 1992 (commencement of operations) to May 31,
      1993.
** The total return calculation assumes that dividends are reinvested in accordance with the Portfolio's Dividend Reinvestment Plan.
+     Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.



8
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The Portfolio
--------------------------------------------------------------------------------


      The Portfolio is a non-diversified, closed-end management investment company that seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal. The Portfolio, which was incorporated under the laws of the State of Maryland on April 9, 1992, is registered under the 1940 Act, and has its principal office at 388 Greenwich Street, New York, New York 10013. The Portfolio's telephone number is (800) 331-1710.


--------------------------------------------------------------------------------
The Offering
--------------------------------------------------------------------------------


      Salomon Smith Barney intends to make a market in the Common Stock, although it is not obligated to conduct market-making activities and any such activities may be discontinued at any time without notice at the sole discretion of Salomon Smith Barney. No assurance can be given as to the liquidity of, or the trading market for, the Common Stock as a result of any market-making activities undertaken by Salomon Smith Barney. This Prospectus is to be used by Salomon Smith Barney in connection with offers and sales of the Common Stock in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.


--------------------------------------------------------------------------------
Use of Proceeds
--------------------------------------------------------------------------------


      The Portfolio will not receive any proceeds from the sale of any Common Stock offered pursuant to this Prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making in the Common Stock will be utilized by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.


--------------------------------------------------------------------------------
Investment Objective and Policies
--------------------------------------------------------------------------------

      The Portfolio's investment objective is to seek as high a level of current income exempt from federal income taxes as is consistent with the preservation of principal. The Portfolio's investment objective may not be changed without the affirmative vote of the holders of a "majority of the Portfolio's outstanding voting securities" (as defined in the 1940 Act). In seeking its objective, the Portfolio will invest in long-term Municipal Obligations. The Portfolio will operate subject to a fundamental investment policy providing that, under normal conditions, the Portfolio will invest at least 80% of its total assets in investment grade Municipal Obligations. No assurance can be given that the Portfolio's investment objective will be achieved.

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Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio will invest at least 80% of its total assets in Municipal Obligations rated investment grade, that is, rated within the highest four rating categories by any NRSRO. Up to 20% of the Portfolio's total assets may be invested in unrated securities that are deemed by the Investment Manager to be of a quality comparable to investment grade. The Portfolio will not invest in Municipal Obligations that are not rated investment grade by any NRSRO, at the time of purchase. A description of relevant Moody's, S&P and Fitch ratings is set forth in the Appendix to the SAI. Although Municipal Obligations rated Baa by Moody's, BBB by S&P or BBB by Fitch are considered to be investment grade, they may be subject to greater risks than other higher rated investment grade securities. Municipal Obligations rated Baa by Moody's, for example, are considered medium grade obligations that lack outstanding investment characteristics and have speculative characteristics as well. Municipal Obligations rated BBB by S&P are regarded as having an adequate capacity to pay principal and interest. Municipal Obligations rated BBB by Fitch are deemed to be subject to a higher likelihood that their rating will fall below investment grade than higher rated bonds.


      The Portfolio is classified as a non-diversified fund under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Portfolio intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Portfolio of any liability for federal income tax to the extent that its earnings are distributed to shareholders. To qualify as a regulated investment company, the Portfolio will, among other things, limit its investments so that, at the close of each quarter of its taxable year (1) not more than 25% of the market value of the Portfolio's total assets will be invested in the securities of a single issuer and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer. See "Taxation."

      The Portfolio generally will not invest more than 25% of its total assets in any industry. Governmental issuers of Municipal Obligations are not considered part of any "industry." Municipal Obligations backed only by the assets and revenues of non-governmental users may be deemed to be issued by the non-governmental users, and would be subject to the Portfolio's 25% industry limitation. The Portfolio may invest more than 25% of its total assets in a broad segment of the Municipal Obligations market, if the Investment Manager determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a large investment in the segment. The Portfolio reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state, although it has no current intention of investing more than 25% of its assets in issuers located in the same state. If the Portfolio were to invest

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Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

more than 25% of its total in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

      Municipal Obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Notes are short-term obligations of issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Obligations bear fixed, floating and variable rates of interest, and variations exist in the security of Municipal Obligations, both within a particular classification and between classifications. The types of Municipal Obligations in which the Portfolio may invest are described in Appendix A to this Prospectus.

      The yields on, and values of, Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations markets, size of a particular offering, maturity of the obligation and rating of the issue. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields or values, whereas obligations of the same maturity and coupon with different ratings may have the same yield or value.


      Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor the Investment Manager will review the procedures relating to the issuance of Municipal Obligations or the basis for opinions of counsel. Issuers of Municipal Obligations may be subject to the provisions of bankruptcy, insolvency and other laws, affecting the rights and remedies of creditors. In addition, the obligations of those issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of the obligations or upon the ability of municipalities to levy taxes. The possibility also exists that, as a result of litigation or other conditions, the power or ability of any issuer to pay, when due, the principal of, and interest on, its obligations may be materially affected.


      Under normal conditions, the Portfolio may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments (collectively, "Taxable Investments"). In addition, the Portfolio may take a temporary defensive posture and invest without limitation in short-term Municipal Obligations and Taxable Investments, upon a determination by the Investment Manager that market conditions warrant such a posture. To the extent the Portfolio

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

holds Taxable Investments, the Portfolio may not be fully achieving its investment objective.

      Investment Techniques

      The Portfolio may employ, among others, the investment techniques described below, which may give rise to taxable income:


      When-Issued and Delayed Delivery Transactions. The Portfolio may purchase municipal securities on a "when-issued" and "delayed delivery" basis and may purchase or sell municipal securities on a "delayed delivery" basis in order to hedge against anticipated changes in interest rates and prices. No income accrues to the Portfolio on municipal securities in connection with such transactions prior to the date the Portfolio actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, debt securities of any grade or equity securities, having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Investment Manager to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors. When the Portfolio is the seller in such a transaction, it will cover its commitment to deliver the security by maintaining positions in portfolio securities that would serve to satisfy or offset the risk of such obligations. The Portfolio will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Portfolio may sell such securities prior to the settlement date if such sale is considered to be advisable.

      To the extent that the Portfolio engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Portfolio's portfolio consistent with the Portfolio's investment objective and policies. However, although the Portfolio does not intend to engage in such transactions for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases. For example, if the Portfolio determines it is necessary to sell the "when-issued" or "delayed delivery" securities before delivery, it may incur a gain or a loss because of market fluctuations since the time the commitment to purchase such securities was made. Subject to the requirement of maintaining a segregated account, no specified limitation exists as to the percentage of the Portfolio's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis. A significant percentage of the Portfolio's assets committed to the purchase of securities on a "when-

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


issued" or "delayed delivery" basis may increase the volatility of the Portfolio's net asset value and may limit the flexibility to manage the Portfolio's investments.


      Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations it holds. Under a stand-by commitment, which resembles a put option, a broker, dealer or bank is obligated to repurchase at the Portfolio's option specified securities at a specified price. Each exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The Portfolio will acquire stand-by commitments solely to facilitate liquidity and does not intend to exercise the rights afforded by the commitments for trading purposes.

      Financial Futures and Options Transactions. To hedge against a decline in the value of Municipal Obligations it owns or an increase in the price of Municipal Obligations it proposes to purchase, the Portfolio may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a U.S. exchange or board of trade. The futures contracts or options on futures contracts that may be entered into by the Portfolio will be restricted to those that are either based on an index of Municipal Obligations or relate to debt securities the prices of which are anticipated by the Investment Manager to correlate with the prices of the Municipal Obligations owned or to be purchased by the Portfolio. Regulations of the Commodity Futures Trading Commission ("CFTC") applicable to the Portfolio require that its transactions in futures and options be engaged in for "bona fide hedging" purposes or other permitted purposes, provided that aggregate initial margin deposits and premiums required to establish positions other than those considered by the CFTC to be "bona fide hedging" will not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and unrealized losses on such contracts.

      A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

change daily and that change would be reflected in the net asset value of the Portfolio.

      Lending Securities. The Portfolio is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the Investment Manager unless the Portfolio applies for and receives specific authority to do so from the SEC. Loans of the Portfolio's securities, if and when made, may not exceed 331/3 % of the value of the Portfolio's total assets. The Portfolio's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with PNC Bank in an amount equal to the current market value of the loaned securities.


      Repurchase Agreements. The Portfolio may enter into repurchase agreement transactions with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

      Year 2000. The investment management services provided to the Portfolio by MMC and the services provided to shareholders by Salomon Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Portfolio's operations, including the handling of securities trades, pricing and account services. MMC and Salomon Smith Barney have advised the Portfolio that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Portfolio's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that MMC, Salomon Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Portfolio or shareholder services at that time.

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------


      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      Risk Factors and Special Considerations

      Investment in the Portfolio involves risk factors and special considerations, such as those described below:

      Municipal Obligations. Market rates of interest available with respect to Municipal Obligations generally may be lower than those available with respect to taxable securities, although the differences may be wholly or partially offset by the effects of federal income tax on income derived from taxable securities. The amount of available information about the financial condition of issuers of Municipal Obligations may be less extensive than that for corporate issuers with publicly traded securities, and the market for Municipal Obligations may be less liquid than the market for corporate debt obligations. Although the Portfolio's policy will generally be to hold Municipal Obligations until their maturity, the relative illiquidity of some of the Portfolio's securities may adversely affect the ability of the Portfolio to dispose of the securities in a timely manner and at a fair price. The market for less liquid securities tends to be more volatile than the market for more liquid securities and market values of relatively illiquid securities may be more susceptible to change as a result of adverse publicity and investor perceptions than are the market values of more liquid securities. Although the issuer of certain Municipal Obligations may be obligated to redeem the obligations at face value, redemption could result in capital losses to the Portfolio to the extent that the Municipal Obligations were purchased by the Portfolio at a premium to face value.

      Although the municipal obligations in which the Portfolio may invest will be, at the time of investment, rated investment grade, municipal securities, like other debt obligations, are subject to the risk of non-payment by their issuers. The ability of issuers of Municipal Obligations to make timely payments of interest and principal may be adversely affected in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Non-payment by an issuer would result in a reduction of income to the Portfolio, and could result in a reduction in the value of the Municipal Obligations experiencing non-payment and a potential decrease in the net asset value of the Portfolio.

      Unrated Securities. The Portfolio may invest in unrated securities that the Investment Manager determines to be of comparable quality to the rated securities in which the Portfolio may invest. Dealers may not maintain daily markets in

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

unrated securities and retail secondary markets for many of them may not exist. As a result, the Portfolio's ability to sell these securities when the Investment Manager deems it appropriate may be diminished.

      Municipal Leases. Municipal leases in which the Portfolio may invest have special risks not normally associated with Municipal Obligations. These obligations frequently contain non-appropriation clauses that provide that the governmental issuer of the obligation need not make future payments under the lease or contract unless money is appropriated for that purpose by a legislative body annually or on another periodic basis. Moreover, although a municipal lease typically will be secured by financed equipment or facilities, the disposition of the equipment or facilities in the event of foreclosure might prove difficult.

      Non-Publicly Traded Securities. As suggested above, the Portfolio may, from time to time, invest a portion of its assets in non-publicly traded Municipal Obligations. Non-publicly traded securities may be less liquid than publicly traded securities. Although non-publicly traded securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Portfolio.

      When-Issued and Delayed Delivery Transactions. Securities purchased on a when-issued or delayed delivery basis may expose the Portfolio to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

      Lending Securities. The risks associated with lending Portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.

      Financial Futures and Options. Although the Portfolio intends to enter into financial futures contracts and options on financial futures contracts that are traded on a U.S. exchange or board of trade only if an active market exists for those instruments, no assurance can be given that an active market will exist for them at any particular time. If closing a futures position in anticipation of adverse price movements is not possible, the Portfolio would be required to make daily cash payments of variation margin. In those circumstances, an increase in the value of the portion of the Portfolio's investments being hedged, if any, may offset partially or completely losses on the futures contract. No assurance can be given, however, that the price of the securities being hedged will correlate with the price movements in a futures contract and, thus, provide an offset to losses on the futures contract or option on the futures contract. In addition, in light of the risk of an imperfect correlation between securities held by the Portfolio that are the subject of a hedging transaction and the futures or options used as a hedging device, the hedge may not

--------------------------------------------------------------------------------
Investment Objective and Policies (continued)
--------------------------------------------------------------------------------

be fully effective because, for example, losses on the securities held by the Portfolio may be in excess of gains on the futures contract or losses on the futures contract may be in excess of gains on the securities held by the Portfolio that were the subject of the hedge. If the Portfolio has hedged against the possibility of an increase in interest rates adversely affecting the value of securities it holds and rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures or options positions.


      Non-Diversified Classification. Investment in the Portfolio, which is classified as a non-diversified fund under the 1940 Act, may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. The Portfolio may assume large positions in the obligations of a small number of issuers, which would affect the value of the securities it holds to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of those issuers.


      Investment Restrictions


      The Portfolio has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a "majority of the outstanding voting securities of the Portfolio," within the meaning of the 1940 Act. A "majority of the outstanding voting securities" for this purpose means the lesser of (1) 67% or more of the shares of the Portfolio's Common Stock present at a meeting of shareholders, if the holders of 50% of the outstanding shares are present or represented by proxy at the meeting or (2) more than 50% of the outstanding shares. Among the investment restrictions applicable to the Portfolio is that the Portfolio is prohibited from borrowing money, except for temporary or emergency purposes, or for clearance of transactions, in amounts not exceeding 15% of its total assets (not including the amount borrowed) and as otherwise described in this Prospectus -- when the Portfolio's borrowings exceed 5% of the value of its total assets, the Portfolio will not make any additional investments. In addition, the Portfolio will not invest more than 25% of its total assets in the securities of issuers in any single industry, except that this limitation will not be applicable to the purchase of U.S. government securities. Also, the Portfolio may not purchase securities other than Municipal Obligations and Taxable Investments. For a complete listing of the investment restrictions applicable to the Portfolio, see "Investment Restrictions" in the SAI. All percentage limitations included in the investment restrictions apply at the time of an investment by the Fund, and any subsequent change in any applicable percentage resulting from market fluctuations will not require the Portfolio to dispose of any security that it holds.

--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

      The Portfolio's net asset value will be calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., New York time, on the last day on which the NYSE is open for trading of each week and month. Net asset value is calculated by dividing the value of the Portfolio's net assets (the value of its assets less its liabilities, exclusive of capital stock and surplus) by the total number of shares of Common Stock outstanding. Investments in U.S. Government securities having a maturity of 60 days or less are valued at amortized cost. All other securities and assets are taken at fair value as determined in good faith by or under the direction of the Board of Directors.

      The valuation of the Portfolio's assets is made by the Investment Manager after consultation with an independent pricing service (the "Service") approved by the Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices and asked prices. Investments for which, in the judgment of the Service, no readily obtainable market quotation is available (which may constitute a majority of the Portfolio's portfolio securities), are carried at fair value as determined by the Service. The Service may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the Portfolio under the general supervision and responsibility of the Board of Directors, which may replace the Service at any time if it determines it to be in the best interests of the Portfolio to do so.

--------------------------------------------------------------------------------
Share Price Data
--------------------------------------------------------------------------------


      The Common Stock is listed on the NYSE under the symbol "MMU." Salomon Smith Barney currently intends to make a market in the Portfolio's Common Stock.

      The following table sets forth the high and low sales prices for the Common Stock, the net asset value per share and the discount or premium to net asset value represented by the quotation for each quarterly period during the last two fiscal years and for the first quarter of 1998.

--------------------------------------------------------------------------------
Share Price Data (continued)
--------------------------------------------------------------------------------


                    Quarterly High Price             Quarterly Low Price
                    --------------------             -------------------
                 Net Asset  NYSE   (Discount)    Net Asset    NYSE  (Discount)
                   Value    Price    to NAV        Value     Price   to NAV
================================================================================
8/31/96          $12.28    $12.000   (2.28)%     $11.97     $11.375   (4.97)%
11/30/96          12.510    11.875   (5.08)       12.030     11.500   (4.41)
2/28/97           12.370    12.000   (2.99)       11.880     11.125   (6.36)
5/31/97           11.930    11.875   (0.46)       11.570     11.250   (2.77)
8/31/97           12.430    12.188   (1.95)       12.020     11.625   (3.29)
11/30/97          12.450    12.000   (3.61)       12.220     11.375   (6.91)
2/28/98           12.620    12.375   (1.94)       12.350     11.438   (7.38)
5/31/98           12.420    11.625   (6.40)       12.220     10.875  (11.00)
8/31/98           12.450    11.313   (9.13)       12.300     10.688  (13.10)

      As of September 11, 1998, the price of Common Stock as quoted on the NYSE was $10.938, representing an 8.00% discount from the Common Stock's net asset value calculated on that day.


--------------------------------------------------------------------------------
Taxation
--------------------------------------------------------------------------------

      The following is a summary of the material federal tax considerations affecting the Portfolio and Portfolio shareholders, please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the consequences of any investment.

      The Portfolio has qualified and intends to qualify, as it has in prior years, under Subchapter M of the Code for tax treatment as a regulated investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes but may be considered taxable for state and local income (or intangible) tax purposes.


      Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. In addition to the alternative minimum tax, corporate shareholders must include this percentage as a component in the corporate environmental tax computation.

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.


      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowings made to purchase, or carry Portfolio shares, are not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.


      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains, and, all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Portfolio shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Portfolio shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Portfolio will inform shareholders of the source and tax status of all distributions, including their eligibility for the reduced long-term capital gain tax rates, promptly after the close of each calendar year.


      The Portfolio is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Portfolio with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

--------------------------------------------------------------------------------
Management of the Portfolio
--------------------------------------------------------------------------------

      Board of Directors

      Overall responsibility for management and supervision of the Portfolio rests with the Portfolio's Board of Directors. The Directors approve all significant agreements with the Portfolio's investment manager, administrator, custodian

--------------------------------------------------------------------------------
Management of the Portfolio (continued)
--------------------------------------------------------------------------------

and transfer agent. The day-to-day operations of the Fund are delegated to the Portfolio's Investment Manager. The SAI contains background information regarding each Director and executive officer of the Portfolio.

      Investment Manager and Administrator


      MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolio's investment manager. The Investment Manager, through its predecessors, has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients with aggregate assets under management as of August 31, 1998 in excess of $106 billion. The Investment Manager is wholly-owned by Holdings, the parent company of Salomon Smith Barney. Holdings is a wholly-owned subsidiary of Travelers, a financial service holdings company engaged through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. MMC, Holdings and Salomon Smith Barney are located at 388 Greenwich Street, New York, New York 10013.

      Subject to the supervision and direction of the Portfolio's Board of Directors, the Investment Manager manages the securities held by the Portfolio in accordance with the Portfolio's stated investment objective and policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs managers and securities analysts who provide research services to the Portfolio. The Portfolio pays the Investment Manager a fee for services provided to the Portfolio that is computed daily and paid monthly at the annual rate of 0.70% of the value of the Portfolio's average daily net assets. In addition, MMC serves as administrator and is paid a fee by the Portfolio that is computed daily and paid monthly at an annual rate of 0.20% of the value of the Portfolio's average daily net assets.

      Transactions on behalf of the Portfolio are allocated to various dealers by the Investment Manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for their research, statistical or other services to enable the Investment Manager to supplement its own research and analysis with the views and information of other securities firms. The Portfolio may use Salomon Smith Barney or a Salomon Smith Barney-affiliated broker in connection with the purchase or sale of securities when the Investment Manager believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney as a broker in connection with entering into options and futures contracts. The Portfolio paid no brokerage commissions in the last fiscal year, because transactions in fixed income securities are executed as principal transactions by the various dealers.

--------------------------------------------------------------------------------
Management of the Portfolio (continued)
--------------------------------------------------------------------------------


      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which was originally expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Portfolio with the same level of investment advisory services that it currently receives. Salomon Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the market-making activities performed by Salomon Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory and administrative activities by subsidiaries of bank holding companies. If Salomon Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or administrator, the Portfolio would seek alternative means for obtaining these services. The Portfolio does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


      Portfolio Management


      Joseph P. Deane, Vice President and Investment Officer of the Portfolio, is primarily responsible for the management of the Portfolio's assets. Mr. Deane has served in this capacity since the Portfolio commenced operations in 1992 and manages the day-to-day operations of the Portfolio, including making all investment decisions. Mr. Deane is an Investment Officer of MMC and is the senior portfolio manager for a number of investment companies and other accounts investing in tax-exempt securities.


--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan
--------------------------------------------------------------------------------


      The Portfolio generally expects to pay monthly dividends of net investment income (income other than net realized capital gains) and to distribute net realized capital gains, if any, annually. From time to time, when the Portfolio makes a substantial capital gains distribution, it may do so in lieu of paying its regular

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------


monthly dividend. All dividends or distributions with respect to shares of Common Stock are reinvested automatically in additional shares through participation in the Portfolio's Dividend Reinvestment Plan (the "Plan"), unless a shareholder elects to receive cash.

      Under the Plan, a shareholder whose shares of Common Stock are registered in his or her own name will have all distributions from the Portfolio reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Portfolio shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

      The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Common Stock is equal to or exceeds the net asset value per share on the date of valuation, Plan participants will be issued shares of Common Stock at a price equal to the greater of (1) the net asset value per share most recently determined as described under "Net Asset Value" or (2) 95% of the market price.

      If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, or if the Portfolio declares a dividend or capital gains distribution payable only in cash, First Data will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds the net asset value of the Common Stock, First Data will attempt to terminate purchases in the open market and cause the Portfolio to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In this case, the number of shares of Common Stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Portfolio issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Portfolio to issue the remaining shares, the average per share purchase price paid by First Data may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Portfolio at net asset value. First Data will begin to purchase Common Stock on the open market as soon as practicable after the payment date of the dividend or capital gains

--------------------------------------------------------------------------------
Dividends and Distributions; Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------


distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data in uncertificated form in the name of each Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Portfolio. No brokerage charges apply with respect to shares of Common Stock issued directly by the Portfolio under the Plan. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Portfolio reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Portfolio's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.


--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation
and Market Discount
--------------------------------------------------------------------------------

      Anti-Takeover Provisions

      The Portfolio presently has provisions in its Articles of Incorporation and Bylaws (commonly referred to as "anti-takeover" provisions) which may have the effect of limiting the ability of other entities or persons to acquire control of the Portfolio, to cause it to engage in certain transactions or to modify its structure.

      The Board of Directors is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two-year period. Directors may be removed from office only for cause by vote of at least

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation
and Market Discount (continued)
--------------------------------------------------------------------------------

75% of the shares entitled to be voted on the matter. In addition, unless 70% of the Board of Directors approves the transaction, the affirmative vote of the holders of at least 75% of the shares will be required to authorize the Portfolio's conversion from a closed-end to an open-end investment company, or generally to authorize any of the following transactions: (i) merger, consolidation or share exchange of the Portfolio with or into any other corporation; (ii) dissolution or liquidation of the Portfolio; (iii) sale, lease, exchange or other disposition of all or substantially all of the assets of the Portfolio; (iv) change in the nature of the business of the Portfolio so that it would cease to be an investment company registered under the 1940 Act; or (v) sale, lease or exchange to the Portfolio, in exchange for securities of the Portfolio, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000). The affirmative vote of at least 75% of the shares will be required to amend the Articles of Incorporation or Bylaws to change any of the foregoing provisions.

      The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Portfolio's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Portfolio in a tender offer or similar transaction. The Portfolio's Board of Directors, however, has considered these anti-takeover provisions and believes they are in the best interests of shareholders.

      Market Discount

      Shares of common stock of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the Portfolio. As a result, the market price of the Portfolio's shares may be greater or less than the net asset value. Since the commencement of the Portfolio's operations, the Portfolio's shares have traded in the market at prices that were at times equal to, but generally were below, net asset value.

      Some closed-end investment companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

--------------------------------------------------------------------------------
Certain Provisions of the Articles of Incorporation
and Market Discount (continued)
--------------------------------------------------------------------------------


      The Portfolio's Board of Directors has seen no reason to adopt any of the steps specified above, which some other closed-end Portfolios have used to address the discount. The experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause the Portfolio's shares to trade at a price equal to their net asset value. The Portfolio's Investment Manager may voluntarily waive its fees from time to time in order to increase the Portfolio's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.


--------------------------------------------------------------------------------
Description of Common Stock
--------------------------------------------------------------------------------

                                                           Amount Outstanding
                                                          Exclusive of Shares
                                        Amount Held    Held by Portfolio for Its
                         Amount       by Portfolio for     Own Account as of
 Title of Class        Authorized     Its Own Account      September 11, 1998
================================================================================
  Common Stock      500,000,000 Shares       0                 34,606,943
================================================================================


      No shares, other than those currently outstanding, are offered for sale pursuant to this Prospectus. All shares of Common Stock have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidations. Shares of Common Stock will be fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights. A majority of the votes cast at any meeting of shareholders is sufficient to take or authorize action, except for election of Directors or as otherwise provided in the Portfolio's Articles of Incorporation as described under "Certain Provisions of the Articles of Incorporation and Market Discount."


      Under the rules of the NYSE applicable to listed companies, the Portfolio is required to hold an annual meeting of shareholders in each year. If the Portfolio's shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), the Portfolio may decide not to hold annual meetings of shareholders.

      The Portfolio has no current intention of offering additional shares, except that additional shares may be issued under the Plan. See "Dividends and Distributions; Dividend Reinvestment Plan." Such offerings of shares, if made, will require approval of the Portfolio's Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in con-

--------------------------------------------------------------------------------
Description of Common Stock (continued)
--------------------------------------------------------------------------------

nection with an offering to existing shareholders or with the consent of a majority of the Portfolio's outstanding shares.

--------------------------------------------------------------------------------
Custodian and Transfer Agent
--------------------------------------------------------------------------------

      PNC Bank, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the Portfolio's investments. First Data, located at One Exchange Place, Boston, Massachusetts 02109, serves as agent in connection with the Plan and serves as the Portfolio's transfer agent, dividend-paying agent and registrar.

--------------------------------------------------------------------------------
Experts
--------------------------------------------------------------------------------

      The audited financial statements have been incorporated by reference in the SAI in reliance upon the report of KPMG Peat Marwick LLP, independent auditors, and upon the authority of said firm as experts in accounting and auditing.

--------------------------------------------------------------------------------
Further Information
--------------------------------------------------------------------------------

      This Prospectus does not contain all of the information set forth in the Registration Statement filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.


      No person has been authorized to give any information or make any representations not contained in this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolio, the Portfolio's Investment Manager or Salomon Smith Barney. This Prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the shares of Common Stock offered by this Prospectus, nor does it constitute an offer to sell or a solicitation of any offer to buy the shares of Common Stock by anyone in any jurisdiction in which the offer or solicitation would be unlawful. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Portfolio since the date of this Prospectus. If any material change occurs while this Prospectus is required by law to be delivered, however, this Prospectus will be supplemented or amended accordingly.

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                         TYPES OF MUNICIPAL OBLIGATIONS


      The Portfolio may invest in the following types of Municipal Obligations and in such other types of Municipal Obligations as may be described in the Prospectus.


      Municipal Bonds

      Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are "moral obligation" issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied "moral obligation" of a stated government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

      Industrial Development Bonds and Private Activity Bonds

      Industrial development bonds ("IDBs") and private activity bonds ("PABs") are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs generally do not carry the pledge of the credit of the issuing municipality, but are guaranteed by the corporate entity on whose behalf they are issued. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

      Municipal Lease Obligations

      Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality's taxing authority is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Portfolio's Board of Directors determines on an on-going basis that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.

      Zero Coupon Obligations


      The Portfolio may invest in zero coupon Municipal Obligations. Such obligations include "pure zero" obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and "zero/fixed" obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero coupon obligations also include securities representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing rates than obligations of comparable maturity that make current distributions of interest. While zero coupon Municipal Obligations will not contribute to the cash available to the Portfolio, MMC believes that limited investments in such securities may facilitate the Portfolio's ability to preserve capital while generating tax-exempt income through the accrual of original interest discount. Zero coupon Municipal Obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors. The Portfolio may invest up to 10% of its total assets in zero coupon Municipal Obligations.


      Floating Rate Obligations

      The Portfolio may purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer's obligations under the demand feature of such notes and bonds generally are secured by

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Portfolio, although the Portfolio may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

      Participation Interests


      The Portfolio may invest up to 5% of its total assets in participation interests in municipal bonds, including IDBs, PABs and floating and variable rate securities. A participation interest gives the Portfolio an undivided interest in a municipal bond owned by a bank. The Portfolio has the right to sell the instrument back to the bank. If the participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Portfolio's Board of Directors has determined meets certain credit quality standards or the payment obligation will otherwise be collateralized by U.S. government securities. The Portfolio will have the right, with respect to certain participation interests, to draw on the letter of credit on demand, after specified notice for all or any part of the principal amount of the Portfolio's participation interest, plus accrued interest. Generally, the Portfolio intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain the Portfolio's assets in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. MMC will monitor the pricing, quality and liquidity of the participation interests held by the Portfolio and the credit standing of the banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.


      Custodial Receipts

      The Portfolio may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero coupon Municipal Obligations described above. Although under the terms of the custodial receipt the Portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, in the event the underlying issuer

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

fails to pay principal or interest when due, the Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

      Municipal Obligation Components

      The Portfolio may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. The Portfolio may purchase both Auction and Residual Components.

      Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual component holders will decrease as the Auction Component's rate increases and increase as the Auction Component's rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

--------------------------------------------------------------------------------
Appendix B
--------------------------------------------------------------------------------

      Tax-Exempt Income Compared to Taxable Income

      The tables below show individual taxpayers how to translate the tax savings from investments such as the Portfolio into an equivalent return from a taxable investment. The yields used below are for illustration only and are not intended to represent current or future yields for the Portfolio, which may be higher or lower than those shown.

                                        Federal
                                        Marginal               Tax-Exempt Rate
              Taxable Income              Rate*  2.0%    3.0%    4.0%    5.0%    6.0%    7.0%
==============================================================================================
        Single             Joint                           Equivalent Taxable Yield
                                                           ------------------------
$      0-24,0000   $      0-40,1000      15.0%   2.35%   3.53%   4.71%   5.88%   7.06%   8.24%
  24,001-58,1500     40,101-96,9000      28.0    2.78    4.17    5.56    6.94    8.33    9.72
  58,151-121,300     96,901-147,700      31.0    2.90    4.35    5.80    7.25    8.70   10.14
 121,301-263,750    147,701-263,750      36.0    3.13    4.69    6.25    7.81    9.38   10.94
    over 263,750       over 263,750      39.6    3.31    4.97    6.62    8.28    9.93   11.59
==============================================================================================

* The Federal tax rates shown are those currently in effect for 1997. The calculations assume that no income will be subject to the federal alternative minimum tax.


                                                                             B-1